Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
OF
AIR T, INC.

IN CONNECTION WITH ITS
EXCHANGE OFFER TO ACQUIRE FOR

SHARES OF AIR T FUNDING ALPHA INCOME TRUST PREFERRED SECURITIES (“TRUPS”)
UP TO 138,000 SHARES OF ITS COMMON STOCK
AT AN EXCHANGE RATIO OF NOT LESS THAN 1.05 TRUPS SHARES AND
NOT MORE THAN 1.40 TRUPS SHARES PER SHARE OF AIR T COMMON STOCK

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT

5:00 PM P.M., EASTERN TIME, ON JULY 6, 2023, UNLESS THE OFFER IS EXTENDED OR

TERMINATED (SUCH TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

METHOD OF DELIVERY OF THE CERTIFICATE(S) IS AT THE OPTION AND RISK OF THE OWNER

THEREOF. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS
OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to American Stock Transfer & Trust Company, LLC (the “Depositary” or “AST”) as follows:

Pursuant to the Offer, the undersigned encloses herewith and tenders the following certificate(s) representing shares of common stock of Air T, Inc., par value $0.25 per share (the “Shares”):

DESCRIPTION OF SHARES TENDERED
Shares Tendered (attach additional list if necessary)
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Book-Entry Shares Tendered	Number of Shares Tendered*

Total Shares
*	If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of shares you wish to tender. Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates or book-entry shares described above are being tendered hereby.

By Mail:	By Courier:
American Stock Transfer & Trust Company, LLC c/o Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Company, LLC c/o Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. Deliveries to Air T, Inc. (“Air T” or the “Company”), D.F. King & Co., Inc., the information agent for the Offer (the “Information Agent”) or to The Depository Trust Company (“DTC,” which is hereinafter referred to as the “Book-Entry Transfer Facility”) will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary. All of the instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

You should use this Letter of Transmittal if you are tendering physical certificates or are causing the shares to be delivered by book-entry transfer to the Depositary’s account at the Book-Entry Transfer Facility pursuant to the procedures set forth in Section 3 of the Exchange Offer.

Please note the following:

1.   If you want to participate in the Exchange Offer and wish to maximize the chance of having the Company accept for exchange Shares you are tendering, you should check the box marked “Shares Tendered at Exchange Ration Determined Pursuant to the Exchange Offer” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the Exchange Ratio determined by the Company in accordance with the terms of the Exchange Offer, your Shares will be deemed to be tendered at the minimum exchange ratio of 1.05 TruPs shares per Share of Air T, Inc. Common Stock. YOU SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE EXCHANGE RATIO AND COULD RESULT IN THE TENDERED SHARES BEING EXCHANGED AT THE MINIMUM EXCHANGE RATIO OF 1.05 TruPs SHARES PER SHARE OF AIR T, INC. COMMON STOCK.

2.   If you wish to select a specific exchange ratio at which you will be tendering your Shares, you should select one of the boxes in the section captioned “Shares Tendered At Exchange Ratio Determined By Stockholder” below and complete the other portions of this Letter of Transmittal as appropriate.

3.   If you desire to tender Shares in the Exchange Offer, but you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date (as defined in the Exchange Offer) or cannot comply with the procedures for book-entry transfer on a timely basis, you will not be able to tender your Shares.

Additional Information if Shares Have Been Lost, Stolen, Destroyed or Mutilated or Are Being Delivered By Book-Entry Transfer.

If any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should call AST, as Transfer Agent, at (800) 937-5449, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 12.

☐

Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver shares by book-entry transfer):

Name(s) of Tendering Institution(s)

Account No.

Transaction Code No.

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)	SHARES TENDERED AT EXCHANGE RATIO DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “SHARES TENDERED AT EXCHANGE RATIO DETERMINED PURSUANT TO THE EXCHANGE OFFER,” the undersigned tenders Shares at the exchange ratio checked. This action could result in none of the Shares tendered hereby being exchanged if the Exchange Ratio determined by the Company in accordance with the terms of the Exchange Offer is less than the exchange ratio checked below. A STOCKHOLDER WHO DESIRES TO TENDER DIFFERENT SHARES AT DIFFERENT EXCHANGE RATIO MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH TENDER. The same Shares cannot be tendered at more than one exchange ratio, unless previously properly withdrawn as provided in Section 4 of the Exchange Offer.

EXCHANGE RATIO (IN NUMBER OF TRUPS SHARES) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐	1.05 TruPs Shares
☐	1.10 TruPs Shares
☐	1.15 TruPs Shares
☐	1.20 TruPs Shares
☐	1.25 TruPs Shares
☐	1.30 TruPs Shares
☐	1.35 TruPs Shares
☐	1.40 TruPs Shares

–OR–

(2)	SHARES TENDERED AT EXCHANGE RATIO DETERMINED PURSUANT TO THE EXCHANGE OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “SHARES TENDERED AT EXCHANGE RATIO DETERMINED BY STOCKHOLDER,” the undersigned tenders shares at the Exchange Ratio, as shall be determined by the Company in accordance with the terms of the Exchange Offer. For purposes of determining the Exchange Ratio, those Shares that are tendered by the undersigned agreeing to accept the Exchange Ratio determined in the Exchange Offer will be deemed to be tendered at the minimum Exchange Ratio of  1.05 TruPs per share of Air T Common Stock.

☐

The undersigned wants to maximize the chance of having the Company exchange Shares the undersigned is tendering (subject to the proration and priority provisions of the exchange offer). Accordingly, by checking this box instead of one of the exchange ratio boxes above, the undersigned hereby tenders Shares at, and is willing to accept, the Exchange Ratio determined by the Company in accordance with the terms of the Exchange Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION MAY LOWER THE EXCHANGE RATIO BEING APPLIED TO SHARES IN THE EXCHANGE OFFER AND COULD RESULT IN THE TENDERED SHARES BEING EXCHANGED AT THE MINIMUM EXCHANGE RATIO OF 1.05 TruPs PER SHARE OF AIR T COMMON STOCK.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

CONDITIONAL TENDER (See Instruction 13)

A tendering stockholder may condition his, her or its tender of Shares upon the Company exchanging a specified minimum number of the Shares tendered, all as described in Section 6 of the Exchange Offer. Unless at least the minimum number of Shares that you indicate below is exchanged by the Company pursuant to the terms of the Exchange Offer, none of the Shares tendered will be exchanged. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be exchanged if any are exchanged, and each stockholder is urged to consult his, her or its own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐ The minimum number of Shares that must be exchanged, if any are exchanged, is: ________ shares.

If, because of proration, the minimum number of Shares designated will not be exchanged, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for exchange by random lot, the tendering stockholder must have tendered all of his, her or its Shares and checked the box below:

☐ The tendered Shares represent all Shares held by the undersigned.

SPECIAL EXCHANGE INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the exchange of Shares (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not exchanged are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not exchanged are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue	☐Check to:

☐ Share certificate(s) to:

Name(s)
(Please Print)

Address(es)

 (Taxpayer Identification No(s).)

☐ Credit shares delivered by book-entry transfer and not exchanged to the account set forth below:

Account Number: ________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

To be completed ONLY if Shares exchanged (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and/or certificates for Shares not tendered or not exchanged are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Deliver	☐Check to:

☐Share certificate(s) to:

Name(s)
(Please Print)

Address(es)

SIGN HERE
(Please Complete and Return the Attached Form W-9 below or an applicable Form W-8)

Signature(s) of Owner(s)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Tax Identification or Social Security Number)
(See Form W-9 Included Herewith)

Daytime Area Code and Telephone Number:

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Guarantee of Signature(s), if required
(See Instructions 1 and 6)

Name:

(Please Print)

Title:

Name of Firm:

Authorized Signature:

Address:

Area Code and Telephone Number:

Dated:

Ladies and Gentlemen:

The undersigned hereby tenders to Air T, Inc., a Delaware corporation (“Air T” or the “Company”), the above-described shares of common stock, $0.25 par value per share (the “Shares”), upon the terms and subject to the conditions set forth in the Exchange Offer dated April 12, 2023 (as it may be amended or supplemented from time to time, the “Exchange Offer”), receipt of which is hereby acknowledged, (which collectively with this Letter of Transmittal, as amended or supplemented from time to time, constitute the “exchange offer”). The Company also expressly reserves the right, in its sole discretion, to accept for exchange at the Exchange Ratio pursuant to the exchange offer up to an additional 2% of our outstanding shares without extending the Expiration Date.

Subject to, and effective upon, acceptance for exchange and exchange of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1)

deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;

(2)	present such Shares for transfer and cancellation on the books of the Company; and

(3)	receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Exchange Offer.

The undersigned understands, upon the terms and subject to the conditions of the Exchange Offer, the Company will determine a single number of TruPs shares (the “Exchange Ratio”), not less than 1.05 Trups per Share and not greater than 1.40 TruPs per Share, that will allow it to exchange that number of Shares not exceeding 138,000 Shares, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn pursuant to the Exchange Offer. The undersigned understands that the Company will select the lowest Exchange Ratio (in increments of  .05 TruPs shares) within the price range specified above that will allow the Company to exchange that number of shares not exceeding 138,000 Shares, or a lower amount depending on the number of Shares properly tendered and not properly withdrawn pursuant to the exchange Offer, at an exchange ratio not less than 1.05 TruPs per Share and not greater than 1.40 TruPs per Share in the Exchange Offer, subject to its right to increase the total number of Shares exchanged to the extent permitted by law and regulation. The undersigned understands that all Shares properly tendered at the exchange ratio at or below the Exchange Ratio and not properly withdrawn will be exchanged at the Exchange Ratio, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Exchange Offer, including its proration provisions and conditional tender provisions and payment in cash for fractional shares. The Company will return at its expense all other Shares, including Shares tendered at an exchange ratio greater than the Exchange Ratio and not properly withdrawn and Shares not exchanged because of proration or conditional tenders, promptly following the Expiration Date.

The undersigned hereby represents and warrants that the undersigned:

(1)	has a net long position in Shares at least equal to the number of Shares being tendered;

(2)

has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

(3)

will, upon request, execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Exchange Offer and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges that under no circumstances will the Company pay interest on any amounts in the Exchange Offer.

The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer, the Company may terminate or amend the Exchange Offer or may postpone the acceptance for exchange, or the exchange of, Shares tendered or may accept for exchange fewer than all of the Shares tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue TruPs shares and/or any check for fractional shares (less the amount of any U.S. federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not exchanged, in the name(s) of the undersigned or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the TruPs shares or check for any fractional shares (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue any check for fractional shares (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not exchanged in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.

The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof, if the Company does not accept for exchange any of the Shares so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.   Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

2.   Delivery of Letter of Transmittal and Shares.

You should use this Letter of Transmittal only if you are forwarding certificates with this Letter of Transmittal pursuant to the procedures set forth in Section 3 of the Exchange Offer. In order for you to properly tender shares, certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal or an Agent’s Message in connection with book-entry transfer and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Exchange Offer).

Agent’s Message.   The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against them.

The method of delivery of all documents, including share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by Section 6 of the Exchange Offer, the Company will not accept any alternative, conditional or contingent tenders, and no fractional shares will be issued. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for exchange of the Shares.

3.   Inadequate Space.

If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

4.   Partial Tenders (Not applicable to stockholders who tender by book-entry transfer).

If you wish to tender fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. In the case of Shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the Shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-Entry Transfer Facility. In each case, Shares will be returned or credited without expense to the stockholder.

5.   Indication of Exchange Ratio at Which Shares are Being Tendered.

For Shares to be properly tendered, the stockholder MUST either (1) check the box indicating the exchange ratio per Share at which such stockholder is tendering Shares under the section captioned “Shares Tendered at Exchange Ratio Determined by Stockholder” or (2) check the box in the section captioned “Shares Tendered at Exchange Ratio Determined Pursuant to the Exchange Offer” in order to maximize the chance of having the Company exchange the Shares tendered (subject to the proration and priority provisions). For purposes of determining the Exchange Ratio, Shares that are tendered by stockholders agreeing to accept the Exchange Ratio determined in the Exchange Offer will be deemed to be tendered at the minimum exchange ratio of 1.05 TruPs per Share. Selecting option (1) could result in none of the stockholder’s tendered Shares being exchanged if the Exchange Ratio for the Shares turns out to be less than the exchange ratio selected by the stockholder. Selecting option (2) may lower the Exchange Ratio for Shares in the Exchange Offer and could result in the stockholder receiving the minimum exchange ratio of 1.05 TruPs per Share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of Shares. A stockholder wishing to tender portions of such stockholder’s share holdings at different exchange ratios must complete a separate Letter of Transmittal for each exchange ratio at which such stockholder wishes to tender each such portion of such stockholder’s Shares. The same Shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Exchange Offer.

6.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)

Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

(b)	Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)

Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)

Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless exchange is to be made, or Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

7.   Stock Transfer Taxes.

Except as provided in this Instruction 7, the Company will pay any stock transfer taxes with respect to the exchange and transfer of any Shares to it or its order pursuant to the Exchange Offer. If, however, exchange of Shares is to be made to, or Shares not tendered or not exchanged are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from Exchange Ratio by the Depositary, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8.   Special Payment and Delivery Instructions.

If any TruPs shares or check for payment for any fractional shares is to be issued and any Shares not tendered or not exchanged are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and any certificates for Shares not tendered or not exchanged are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this Letter of Transmittal should be completed. Transfer taxes may be apply if either the box captioned “Special Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal is completed. See Instruction 7.

9.   Withholding on Gross Proceeds.

Under U.S. federal income tax laws, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Exchange Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depository with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A Form W-8 may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 or the appropriate Form W-8 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Exchange Offer.

As described in Sections 3 and 13 of the Exchange Offer, an applicable withholding agent, including the Depositary, may withhold U.S. federal income tax on the gross proceeds payable to certain stockholders who are foreign individuals or foreign entities pursuant to the Offer at a rate of 30% unless the stockholder provides the withholding agent with a validly completed and executed Form W-8ECI (with respect to amounts effectively connected with the conduct of a trade or business within the United States) or Form W-8BEN or Form W-8BEN-E (with respect to income tax treaty benefits) claiming an exemption from withholding because the gross proceeds are effectively connected with the stockholder’s conduct of a trade or business within the United States (and, if an income tax treaty applies, the gross proceeds are attributable to a United States permanent establishment maintained by such stockholder) or a reduced rate of withholding pursuant to an applicable income tax treaty, respectively. Such Form W-8ECI, W-8BEN, or W-8BEN-E may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov.

10.   Irregularities.

The Company will determine all questions as to the Exchange Ratio the form of documents and the validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Shares. The Company reserves the right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or exchange of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular Shares. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary or the Information Agent (as the foregoing are defined in the Exchange Offer) or any other person is or will be under any duty to give notification of any defect or irregularity in tenders, and none of them will incur any liability for failure to give any such notice.

11.   Requests for Assistance or Additional Copies.

Questions and requests for assistance or additional copies of the Exchange Offer and this Letter of Transmittal should be directed to the Information Agent at its address and telephone numbers set forth below.

12.   Lost, Stolen, Destroyed or Mutilated Certificates.

If your certificate or certificates for part or all of your Shares has been lost, stolen, destroyed or mutilated, you should call AST, as Transfer Agent, at (800) 937-5449 regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

13.   Conditional Tenders.

As described in Sections 1 and 6 of the Exchange Offer, stockholders may condition their tenders on all or a minimum number of their tendered Shares being exchanged. If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal. In the box in this Letter of Transmittal, you must calculate and appropriately indicate the minimum number of Shares that must be exchanged if any are to be exchanged.

As discussed in Sections 1 and 6 of the Exchange Offer, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of Shares would not be exchanged. If, because of proration, the minimum number of Shares that you designate will not be exchanged, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for exchange by random lot, you must have tendered all your Shares and check the box so indicating. Upon selection by random lot, if any, the Company will limit its exchange in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. Each stockholder is urged to consult his, her or its own tax advisor.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 5:00 P.M., Eastern time, on the Expiration Date.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

American Stock Transfer & Trust Company, LLC c/o Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Company, LLC [NTD: WHY DUPLICATED?] c/o Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance may be directed to D.F. King & Co., the Information Agent for the Offer, at its telephone number, address and email address set forth below. You may request additional copies of the Exchange Offer and this Letter of Transmittal from the Information Agent at the telephone number and address set forth below. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

48 Wall Street, 22nd Floor

New York, NY 10005

(800) 864-1460 (Toll Free)

airt@dfking.com